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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 9, 1998 included in The Bibb Company's Form 10-K for the year ended January 3, 1998 and to all references to our Firm included in this registration statement.




ARTHUR ANDERSEN LLP







Atlanta, Georgia
August 18, 1998